Exhibit 99.1

Raymond James Institutional Investors Conference March 6-9, 2005

Certain of the statements in this presentation may constitute forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"). The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. A more detailed description of various risks is contained in the Company's most recent annual report on Form 10-K. Many of such factors are beyond the Company's ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. The Company disclaims any obligation to update or revise any forward- looking statements contained in this presentation, whether as a result of new information, future events or otherwise. Safe Harbor Statement

High growth, one-bank holding company Headquartered in Nashville, Tennessee's state capitol 4+ years old Total assets at December 31, 2004 - $727 million NASDAQ National Market - PNFP Market cap at February 18, 2005 - $186 million Insider / employee ownership - 15% Institutional ownership - 22% Source: SNL, MSN, Nasdaq Company Profile

Source: MSNBC.com Company Profile

Stockholders' equity as of December 31, 2004 $ 57,880,000 Shares outstanding 8,389,000 Book value / share $ 6.90 Closing price at February 18, 2005 $22.12 Price to tangible BV / share 321% Price to 2004 EPS ($0.61 per share) 36 Price to 2005 Projected EPS ($0.88 per share*) 25 Price to 2006 Projected EPS ($1.14 per share*) 19 * Source: MSNBC.com Valuation Summary

Valuation Summary High Growth Peer Group Comparisons Excellent value based on asset and earnings growth profile

Focus on small businesses and affluent consumers Develop team of experienced Nashville bankers Offer full line of financial services Offer extraordinary convenience Provide distinctive service Provide effective advice Business Strategy

The Nashville Market Large, fast growing, metropolitan market Vulnerable Competition Extremely attractive competitive landscape Continued Rapid Growth Existing sales force would produce assets of $1.2 billion Growth strategy to further accelerate asset growth Background and Growth Opportunity

SIZE 38th Largest MSA 1.3 million population $21.3 billion deposits GROWTH 18th fastest growing population 4th fastest growing per capita income Source: U.S. Census, FDIC Large, Fast Growing, Metropolitan Market Background and Growth Opportunity

Nashville is home to: Tennessee State Government HCA, Lifepoint, Louisiana Pacific, CareMark, Dollar General, CBRL, Tractor Supply Nissan and Saturn Vanderbilt University Grand Ole Opry and the Country Music Hall of Fame The Tennessee Titans and the Nashville Predators Source: U.S. Census, Nashville Chamber of Commerce Large, Fast Growing, Metropolitan Market Background and Growth Opportunity

Source: Nashville Chamber of Commerce, Bureau of Labor Statistics Large, Fast Growing, Metropolitan Market Nashville's job growth has outpaced its Southern city peers. Background and Growth Opportunity Fiscal Year 04 Fiscal Year 03 Number of Jobs Orlando 935,442 914,808 20,634 Nashville 685,400 674,092 11,308 Tampa 1,234,225 1,227,142 7,083 Raleigh 686,442 682,233 4,209 Jacksonville 566,542 563,442 3,100 Birmingham 475,258 479,167 (3,909) Columbus 872,442 879,583 (7,141) Louisville 561,042 568,658 (7,616) Austin 653,283 662,475 (9,192) Atlanta 2,167,967 2,177,700 (9,733) Charlotte 826,583 836,600 (10,017) Denver 1,139,250 1,152,000 (12,750) Dallas 1,904,117 1,923,758 (19,641)

Top 10 Economic Development Agency Five Star City for Logistics Top 10 Digital City Least Costly City for Businesses Top 10 City for African-Americans to Live, Work and Play America's Friendliest City America's Hottest Market (for relocating or expanding) Source: Site Selection, Expansion Management, Southern Business and Development, KPMG, Black Enterprise, Travel & Leisure / Travel Channel Large, Fast Growing, Metropolitan Market Background and Growth Opportunity

Source: FDIC Extremely Attractive Competitive Landscape Market Share - Davidson County - June 2004 Background and Growth Opportunity Total Deposits Total Deposits Total Share Total Share Rank Institution ($000) ($000) (%) (%) Predecessor Bank Predecessor Bank 1 AmSouth Bancorp (AL) $ 3,447,443 $ 3,447,443 26.6% 26.6% First American Corp. First American Corp. 2 SunTrust Banks (GA) 2,995,042 2,995,042 23.2% 23.2% Third Nat'l / NBC Third Nat'l / NBC 3 Bank of America (NC) 2,538,442 2,538,442 19.6% 19.6% Commerce Union Bank Commerce Union Bank 4 Regions Financial Corp (AL) 967,749 967,749 7.6% 7.6% Fidelity / Security / UP Fidelity / Security / UP 5 SouthTrust Corp (AL) 676,497 676,497 5.2% 5.2% 6 U.S. Bank (MN) 512,649 512,649 4.0% 4.0% First Union (N'ville City) First Union (N'ville City) 7 Pinnacle Financial Partners (TN) 423,068 423,068 3.3% 3.3% 8 First Tennessee National Corp (TN) 318,331 318,331 2.5% 2.5% 9 Synovus Financial Corp (GA) 302,348 302,348 2.3% 2.3% Bank of Nashville Bank of Nashville 10 Capital Bancorp, Inc (TN) 228,168 228,168 1.8% 1.8%

Source: FDIC Extremely Attractive Competitive Landscape Market Share of Deposits in the Nashville MSA Background and Growth Opportunity 6/30/1995 6/3/1996 6/30/1997 6/30/1998 6/30/1999 6/30/2000 6/30/2001 6/30/2002 6/1/2003 6/1/2004 AmSouth 24.09 23.96 24.52 26.23 27.63 23.3 19.8 18.6 18.9 18.8 SunTrust 21.28 20.65 20.95 19.17 18.13 19.67 19.46 20.07 18.56 17.8 B of A 20.02 18.63 17.08 16.67 16.36 15.3 16.6 16.1 16.7 15.6 Community Banks 9.49 10.57 12.06 13.24 14.45 16.6 20.7 22.7 23.12 24.13

Liabilities + Number Assets Equity 7 Branches $ 130 MM $ 325 MM Financial Advisors 680 MM 640 MM Institutional 420 MM 265 MM Total Assets $ 1,230 MM $ 1,230 MM Existing Sales Force Would Produce Assets of $1.2 Billion Existing Capacity Background and Growth Opportunity

Background and Growth Opportunity

Existing Sales Force Would Produce Assets of $1.2 Billion

Seasoned Management and Team of Professionals

Prev Org	Previous Role	Pinnacle Role
FAM	Vice Chairman	Chairman
FAM	President General Bank	President
ASO	Sr. Credit Officer, Tennessee	Senior Credit Officer
FAM	City President, Nashville	Senior Banking Officer
FAM	EVP Consumer Bank	CAO
ASO	EVP Comm Banking Nashville	Financial Advisor
ASO	EVP Private Banking Nashville	Financial Advisor
ASO	City President, Cookeville	Office Manager
STI	Dir. Medical, Private Banking Nashville	Financial Advisor
STI	Group VP, Comm Banking Nashville	Financial Advisor
STI	SVP Cash Mgmt, Nashville	Cash Mgmt Consultant
STI	Group VP Reg. Branch Admin, Nashville	Office Manager
NCF	EVP Comm/Private Banking, Nashville	Financial Advisor
USB	SVP Dir. Private Bank	Financial Advisor
KPMG	Partner, Dir of Tax, Nashville	Financial Planner

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Significant room to grow market share in Nashville Background and Growth Opportunity 37% increase in the number of Financial Advisors by 12 / 2006 ? 3. Knoxville 57% increase in the number of branch offices by 12 / 2006 Urban community bank with significant potential for market extension Growth Strategy to Further Accelerate Asset Growth

Total Deposits (EOP) Total Loans (EOP) Net Income The Power of Execution (in millions) $571 $472 $0 $100 $200 $300 $400 $500 $600 1-01 2-01 3-01 4-01 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 CAGR 1yr 30% 3yr 62% CAGR 1yr 46% 3yr 52% Total Assets (EOP) $0 $200 $400 $600 $800 1-01 2-01 3-01 4-01 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 $727 CAGR 1yr 34% 3yr 60% $0.0 $0.5 $1.0 $1.5 $2.0 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 $1.689 CAGR 1yr 58% 3yr NM Growing Volumes

Return on Assets Return on Average Equity Net Interest Margin The Power of Execution 0.00% 0.25% 0.50% 0.75% 1.00% 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 0.95% 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 11.6% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 3.78% Growing Profitability

Net Charge Offs Non Accrual Loans to Total Loans Weighted Average Commercial Loan Risk Rating The Power of Execution 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2001 2002 2003 2004 0.27% 0.00% 0.25% 0.50% 0.75% 1.00% 2001 2002 2003 2004 0.12% 10 point scale; 1 through 6 = "pass" credits 7 through 10 = criticized / classified 3.0 3.3 3.5 3.8 4.0 2001 2002 2003 2004 3.9 Growing Soundly

Annualized Revenue per Associate The Power of Execution Total Assets per Associate $251,300 $150 $175 $200 $225 $250 $275 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 $5.96 million Building Operating Leverage 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 55.7% Efficiency Ratio

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Plan 100 200 300 400 500 600 700 800 900 1000 Actual 175 305 498 Guidance Actual Qtr Low High Results 4Q02 $0.04 $0.05 $0.04 1Q03 $0.04 $0.05 $0.05 2Q03 $0.06 $0.07 $0.07 3Q03 $0.08 $0.10 $0.10 4Q03 $0.10 $0.11 $0.11 1Q04 $0.11 $0.12 $0.13 2Q04 $0.13 $0.15 $0.14 3Q04 $0.15 $0.17 $0.16 4Q04 $0.17 $0.19 $0.18 1Q05 $0.17 $0.19 - The Power of Execution Consistent Reliable Growth in Earnings

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Plan 100 200 300 400 500 600 700 800 900 1000 Actual 175 305 498 727 Asset Growth The Power of Execution

Largest, locally-owned financial institution in Nashville Fastest growing of 185 banks chartered in the US during 2000 Opened 7 branch offices in four years Hired 129 experienced associates Retained 98% of associates annually Twice received recognition as the Best Place to Work in Nashville by the Nashville Business Journal Achievements

Maintain soundness Keep distinctive service and expert advice as top priorities Continue to capitalize on consolidation related turmoil Continue to invest for future growth People Markets / Offices Infrastructure Our plan for the future

Large, rapidly-growing, metropolitan market Extremely attractive competitive landscape Seasoned management and team of professionals Continued addition of new markets and people Strong asset quality Why Pinnacle?

Pinnacle FINANCIAL PARTNERS